                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-1444

                               VALUE EQUITY TRUST
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        02/28

Date of reporting period:       02/28/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Select 500 Fund

Annual Report to Shareholders

February 28, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The fund may not be able to mirror the S&P 500 index closely enough to track its performance for several reasons, including the fund's cost to buy and sell securities, the flow of money into and out of the fund, and the potential underperformance of stocks selected. Additionally, derivatives may be more volatile and less liquid than traditional securities and the fund could suffer losses on its derivatives positions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary February 28, 2005

Classes A, B, C and R

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class A, B and R shares and during the 5-year and life of fund periods for Class C shares shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on July 2, 2001 and for Class R shares prior to its inception on November 3, 2003 are derived from the historical performance of Class S shares of the Scudder Select 500 Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Average Annual Total Returns (Unadjusted for Sales Charge) as of 2/28/05
Scudder Select 500 Fund	1-Year	3-Year	5-Year	Life of Fund*
Class A	7.28%	3.59%	-.66%	.39%
Class B	6.47%	2.77%	-1.42%	-.39%
Class C	6.64%	2.84%	-1.41%	-.38%
Class R	7.09%	3.39%	-.88%	.17%
S&P 500 Index+	6.98%	4.64%	-.98%	.14%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on May 17, 1999. Index returns begin May 31, 1999.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R
Net Asset Value: 2/28/05	$ 12.04	$ 11.89	$ 11.92	$ 11.94
2/29/04	$ 11.30	$ 11.20	$ 11.21	$ 11.22
Distribution Information: Twelve Months: Income Dividends as of 2/28/05	$ .08	$ .03	$ .03	$ .07
Class A Lipper Rankings — Large Cap Core Funds Category as of 2/28/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	198	of	920	22
3-Year	252	of	771	33

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Select 500 Fund — Class A [] S&P 500 Index+

Yearly periods ended February 28

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 2/28/05
Scudder Select 500 Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$10,111	$10,476	$9,117	$9,637
	Average annual total return	1.11%	1.56%	-1.83%	-.64%
Class B	Growth of $10,000	$10,347	$10,655	$9,215	$9,676
	Average annual total return	3.47%	2.14%	-1.62%	-.57%
Class C	Growth of $10,000	$10,664	$10,876	$9,315	$9,784
	Average annual total return	6.64%	2.84%	-1.41%	-.38%
Class R	Growth of $10,000	$10,709	$11,053	$9,569	$10,098
	Average annual total return	7.09%	3.39%	-.88%	.17%
S&P 500 Index+	Growth of $10,000	$10,698	$11,458	$9,518	$10,082
	Average annual total return	6.98%	4.64%	-.98%	.14%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 17, 1999. Index returns begin May 31, 1999.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods for Class S shares and during the 5-year and life of fund periods for Class AARP shares shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Select 500 Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 2/28/05
Scudder Select 500 Fund	1-Year	3-Year	5-Year	Life of Fund*
Class S	7.56%	3.87%	-.41%	.64%
Class AARP	7.65%	3.86%	-.41%	.64%
S&P 500 Index+	6.98%	4.64%	-.98%	.14%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on May 17, 1999. Index returns begin May 31, 1999.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 2/28/05	$ 11.95	$ 11.94
2/29/04	$ 11.20	$ 11.20
Distribution Information: Twelve Months: Income Dividends as of 2/28/05	$ .11	$ .11

Class S Lipper Rankings — Large Cap Core Funds Category as of 2/28/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	172	of	920	19
3-Year	214	of	771	28
5-Year	160	of	595	27

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Select 500 Fund — Class S [] S&P 500 Index+

Yearly periods ended February 28
Comparative Results as of 2/28/05
Scudder Select 500 Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$10,756	$11,205	$9,795	$10,378
	Average annual total return	7.56%	3.87%	-.41%	.64%
Class AARP	Growth of $10,000	$10,765	$11,205	$9,796	$10,379
	Average annual total return	7.65%	3.86%	-.41%	.64%
S&P 500 Index+	Growth of $10,000	$10,698	$11,458	$9,518	$10,082
	Average annual total return	6.98%	4.64%	-.98%	.14%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 17, 1999. Index returns begin May 31, 1999.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, R and S shares limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended February 28, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended February 28, 2005
Actual Fund Return	Class A	Class B	Class C	Class R	Class AARP	Class S
Beginning Account Value 9/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/05	$ 1,099.00	$ 1,095.00	$ 1,096.80	$ 1,098.30	$ 1,101.10	$ 1,101.20
Expenses Paid per $1,000*	$ 6.56	$ 10.54	$ 10.40	$ 7.91	$ 5.26	$ 5.21
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class AARP	Class S
Beginning Account Value 9/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/05	$ 1,018.55	$ 1,014.73	$ 1,014.88	$ 1,017.26	$ 1,019.79	$ 1,019.84
Expenses Paid per $1,000*	$ 6.31	$ 10.14	$ 9.99	$ 7.60	$ 5.06	$ 5.01

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class AARP	Class S
Scudder Select 500 Fund	1.26%	2.03%	2.00%	1.52%	1.01%	1.00%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

Scudder Select 500 Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Select 500 Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Northern Trust Investments, N.A. ("NTI"), an subsidiary of Northern Trust Corporation, is the subadvisor to the fund. As of December 31, 2004, NTI had approximately $274 billion of assets under management.

Portfolio Management Team

The fund's subadvisor is Northern Trust Investments, N.A. The team is led by the following individuals:

Sheri B. Hawkins, CFA

Co-Manager of the fund.

Joined Northern Trust Investments, N.A. in 1992.

Portfolio manager and team leader of tax-advantaged, enhanced index and equity overlay strategies.

MS in financial markets and trading, Illinois Institute of Technology.

Joined the fund in 2004.

Gail Grove

Co-Manager of the fund.

Joined Northern Trust Investments, N.A. in 1996.

Portfolio manager of tax-advantaged, enhanced index, quantitative active and equity overlay strategies.

MS in financial markets and trading, Illinois Institute of Technology.

Joined the fund in 2004.

In the following interview, Co-Managers Sheri B. Hawkins and Gail Grove discuss Scudder Select 500 Fund's market environment and investment results for the fund's most recent annual period ended February 28, 2005.

Q:  How would you describe the economic and market environment over the last year?

A:  During the first half of 2004, the US stock market generally traded within a fairly narrow range, reflecting considerable uncertainty about the economy, the November 2004 presidential election and the war in Iraq. Negative business news, especially in the insurance industry, created downward pressure, while reports of corporate earnings and consumer spending were positive influences.

During the summer, the Federal Reserve Board (the Fed) began gradually raising interest rates, commenting each time that the purpose of the rate change was to prevent inflation from becoming a problem, rather than a desire to slow economic growth.1 A stock market rally that began in August was followed by a drop in September and October, as the market reacted to a variety of bad news. Oil prices soared to a 21-year high, driven by a combination of rising worldwide demand, instability in the oil-producing countries of the Middle East, and disruption in US oilfields caused by hurricanes. Corporate margins were squeezed by rising costs of oil and other commodities, coupled with competitive pressures that made it difficult to pass along increasing costs.

1 The 7-member Board of Governors oversees Federal Reserve Banks, establishes monetary policy (interest rates, credit, etc.) and monitors the economic health of the country.

The market began to move up again in November and December, as oil prices fell slightly, stronger-than-expected economic growth was reported in the third quarter, and the uncertainties surrounding the presidential election were resolved. A modest market drop in January was followed by another move up in February.

The net result of these market movements was a total return of 6.98% for the Standard & Poor's 500 (the S&P 500) Index over the 12-month period ended February 28, 2005.2 Eight of the 10 industry sectors within the S&P 500 had positive returns. The strongest sector by far was energy, which had a return above 50% for the year. The two weakest sectors were information technology and health care, which had negative returns.

2 The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

3 A basis point is 1/100 of a percentage point.

4 The fund's peer group is the Lipper Large Cap Core funds category. Lipper ranking compare a fund's performance with that of other funds in the same category. Investment categories are based on classifications determined by Lipper Inc., a firm that supplies mutual fund information, analytical tools, and commentary. Funds are ranked by total return exclusive of sales charges.

Q:  How did the fund perform during this period?

A:  Scudder Select 500 Fund (Class A shares) produced a total return of 7.28% for the 12 months ended February 28, 2005, surpassing the return of the benchmark by 30 basis points.3 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 7 for complete performance information.)

For the 12 months ended February 28, 2005, the fund ranked in the 22nd percentile of its Lipper peer group, the Large Cap Core funds category.4 (Please see page 4 for more Lipper ranking information.)

Q:  While performance has been good in the last year, the fund underperformed its benchmark for the three-year period ended February 28, 2005. What accounts for this disparity?

A:  Over the last three years, the return differences between high-quality stocks and stocks with weaker fundamental characteristics have been small, so it has been difficult to demonstrate the value of our strategy. Over longer periods, we expect that the differences will widen and that being able to avoid stocks we consider likely underperformers will provide a distinct advantage over an unmanaged index that must hold all the stocks in the index.

Q:  Will you describe the fund's investment process?

A:  We manage the fund using a proprietary computer model. Using this model, we rank the stocks in the S&P 500 Index based on their prospects for earnings growth, their valuation relative to other stocks in the index, and their price trend. The lowest-ranking stocks are generally excluded from the portfolio, and other low-ranking stocks are underweighted. For example, if our model indicates that a stock that makes up 1% of the S&P 500 Index is likely to underperform, we will invest less than 1% of the fund's assets in the stock. We generally select 20% of the stocks in the index for exclusion or underweight.5

5 Underweight means a fund holds a lower weighting in a given stock than the benchmark index.

Naturally, holding an underweight position in 20% of the stocks in the index means we have extra cash to invest. We invest the excess cash so that the fund's fundamental characteristics are close to those of the index. This means that the allocation among industries, the average market value of stocks in the portfolio, the growth and value orientation of holdings, and the risk profile are similar to those of the index.

While the computer model is the main determinant of the portfolio's deviations from the index, we also consider significant market trends and company news in making decisions regarding underweights. For example, problems in the insurance and pharmaceutical industry over the last year convinced us that underweights were desirable, and these decisions have been positive for performance.

Q:  What investment decisions had the greatest impact on performance over the last year?

A:  The nature of our investment process means that approximately 90% of the difference between the fund's performance and the return of the index will typically result from stock selection. Nonetheless, performance differences are perhaps best explained in industry groupings.

Our position in the information technology sector was the greatest contributor to the fund's positive performance relative to the index. Underweights in Qlogic Corp., a producer of hardware and software for networking, and in VERITAS Software Corp., whose shares declined after the company missed second quarter sales and profit forecasts, made a positive contribution to the fund's performance. These underweights were balanced by an overweight in Apple Computer Inc., which benefited from success of the iPod music player, and this position was positive for performance.6

6 Overweight means a fund holds a higher weighting in a given stock than the benchmark index.

In the consumer discretionary sector, performance benefited from an underweight in online auction leader eBay, Inc., which experienced a sharp drop after a disappointing earnings report in January.

In the financial services sector, the portfolio's weight was close to the index. Performance benefited from underweights in Aon Corp. and Marsh & McLennan Companies, Inc., two insurance companies whose sales practices have been questioned by regulatory authorities. However, underweights in investment firms Merrill Lynch & Co., Inc. and Morgan Stanley detracted from performance.

In health care, performance benefited from underweights in Eli Lilly & Co., Pfizer Inc. and Merck & Co., Inc., three leading pharmaceutical firms that performed poorly because of problems with specific drugs. The underweights in these stocks were balanced by overweights in other health care companies including Abbott Laboratories and Aetna, Inc., which delivered better performance.

In the energy sector, which performed well in an environment of rising oil prices, the portfolio's weight was close to the index. However, stock selection was negative for performance. An underweight in Schlumberger Ltd., a provider of services to the energy industry, detracted from performance while modest overweights in energy giants ExxonMobil Corp. and ChevronTexaco Corp. contributed to performance. (As of 2/28/05, the position in Schlumberger Ltd. was sold.)

Another positive contributor was an overweight in Monsanto Co., a leading provider of agricultural products.

Q:  What changes in the S&P 500 Index affected returns?

A:  In order to make sure the S&P 500 Index reflects the large-capitalization market as a whole, Standard & Poor's Corp., creator of the index, changes the stocks included in the index from time to time and also adjusts the weights of the component stocks. The portfolio is continually rebalanced to reflect these changes in its benchmark.

Over the last 10 years, there has been an average annual turnover of approximately 5% in the index. During 2004, turnover was less than that, approximately 3%. Over the 12 months covered by this report, 20 stocks were removed from the index and 20 new ones added. Most of the changes were made because of mergers or acquisitions. One notable change was the deletion of PeopleSoft, a software company that reached an agreement to be acquired by Oracle Corp., another producer of business software; this merger was completed in January 2005. In February, Molson Coors Co. replaced Adolph Coors Co., when the merger of these two brewers was completed. In December 2004, News Corp., a large diversified media company, was added when it became eligible for inclusion after changing its place of incorporation from Australia to the United States. (As of 2/28/05, the position in Molson Coors Co. was sold.)

An additional one-time event was Microsoft Corp.'s declaration of a $3.00 per share special dividend, which was paid out in December 2004.

The weight of each stock in the S&P 500 Index is proportional to its market value. Beginning in March 2005 and concluding in September 2005, weights in the index will be changed to reflect "free float," which refers to the market value of shares actually available in the market, rather than the total shares outstanding. Weights in the index of several large companies, including Wal-Mart Stores, Inc., Microsoft Corp., The Goldman Sachs Group Inc. and Oracle Corp., will be reduced because of significant amounts of closely held stock.

Q:  Do you have other comments for shareholders?

A:  We have confidence in the investment approach used in managing this fund, which combines the attributes of indexing (that is, tracking broad market performance) with sophisticated mathematical analysis of likely performance and a degree of informed judgment. Over time, we believe shareholders will benefit from this low-cost approach to investing in a diversified portfolio of securities.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary February 28, 2005

Asset Allocation (Excludes Securities Lending Collateral)	2/28/05	2/29/04

Common Stocks	99%	97%
Cash Equivalents	1%	3%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	2/28/05	2/29/04

Financials	20%	22%
Information Technology	15%	17%
Industrials	13%	11%
Health Care	13%	13%
Consumer Staples	11%	11%
Consumer Discretionary	10%	10%
Energy	9%	6%
Telecommunication Services	3%	4%
Utilities	3%	3%
Materials	3%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at February 28, 2005 (21.4% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	3.5%
2. General Electric Co. Industrial conglomerate	3.1%
3. Microsoft Corp. Developer of computer software	2.5%
4. Wal-Mart Stores, Inc. Operator of discount stores	2.1%
5. Citigroup, Inc. Provider of diversified financial services	2.0%
6. Johnson & Johnson Provider of health care products	1.8%
7. Bank of America Corp. Provider of commercial banking services	1.8%
8. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	1.6%
9. American International Group, Inc. Provider of insurance services	1.5%
10. International Business Machines Corp. Manufacturer of computers and provider of information processing services	1.5%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of February 28, 2005

	Shares	Value ($)

Common Stocks 97.9%
Consumer Discretionary 10.2%
Automobiles 0.4%
Ford Motor Co.	14,200	179,630
General Motors Corp.	300	10,701
Harley-Davidson, Inc.	3,600	222,768
		413,099
Distributors 0.1%
Genuine Parts Co.	1,800	77,904
Hotels Restaurants & Leisure 1.4%
Carnival Corp.	10,100	549,238
McDonald's Corp.	18,600	615,288
YUM! Brands, Inc.	6,362	310,338
		1,474,864
Household Durables 1.0%
Black & Decker Corp.	3,200	265,344
Centex Corp.	2,000	127,180
KB Home	2,400	299,520
Newell Rubbermaid, Inc.	9,400	209,526
Whirlpool Corp.	2,900	184,875
		1,086,445
Internet & Catalog Retail 0.1%
eBay, Inc.*	3,000	128,520
Leisure Equipment & Products 0.5%
Brunswick Corp.	5,200	242,528
Eastman Kodak Co.	8,613	292,756
Mattel, Inc.	2,000	41,840
		577,124
Media 3.3%
Comcast Corp. "A"*	14,971	487,306
Gannett Co., Inc.	4,747	373,826
McGraw-Hill Companies, Inc.	2,947	270,682
News Corp. "A"	24,800	412,672
Omnicom Group, Inc.	1,100	100,177
Time Warner, Inc.*	48,704	839,170
Tribune Co.	7,800	317,694
Viacom, Inc. "B"	2,320	80,968
Walt Disney Co.	27,224	760,639
		3,643,134
Multiline Retail 0.7%
Federated Department Stores, Inc.	5,420	305,959
J.C. Penny Co., Inc.	7,900	351,471
Sears, Roebuck & Co.	2,218	110,745
		768,175
Specialty Retail 2.1%
AutoZone, Inc.*	3,131	303,394
Bed Bath & Beyond, Inc.*	7,700	288,904
Home Depot, Inc.	19,280	771,585
Lowe's Companies, Inc.	11,015	647,462
Sherwin-Williams Co.	4,876	216,007
Toys "R" Us, Inc.*	5,300	121,211
		2,348,563
Textiles, Apparel & Luxury Goods 0.6%
Coach, Inc.*	100	5,553
NIKE, Inc. "B"	4,868	423,272
Reebok International Ltd.	3,700	163,392
VF Corp.	1,700	101,592
		693,809
Consumer Staples 10.4%
Beverages 2.1%
Anheuser-Busch Companies, Inc.	3,300	156,585
Coca-Cola Co.	18,179	778,061
Coca-Cola Enterprises, Inc.	12,700	271,145
PepsiCo, Inc.	20,197	1,087,811
		2,293,602
Food & Staples Retailing 3.5%
Albertsons, Inc.	400	8,956
Costco Wholesale Corp.	7,200	335,448
CVS Corp.	6,847	341,186
Kroger Co.*	10,800	194,292
Safeway, Inc.*	12,044	221,610
Sysco Corp.	200	6,884
Wal-Mart Stores, Inc.	44,028	2,272,285
Walgreen Co.	12,652	541,885
		3,922,546
Food Products 1.0%
Campbell Soup Co.	11,100	307,470
H.J. Heinz Co.	3,458	130,159
Hershey Foods Corp.	6,426	404,838
Kellogg Co.	4,521	198,924
William Wrigley Jr. Co.	1,445	96,179
		1,137,570
Household Products 2.1%
Clorox Co.	4,386	263,335
Colgate-Palmolive Co.	900	47,628
Kimberly-Clark Corp.	7,254	478,619
Procter & Gamble Co.	27,918	1,482,167
		2,271,749
Personal Products 0.3%
Alberto-Culver Co. "B"	200	10,454
Gillette Co.	7,000	351,750
		362,204
Tobacco 1.4%
Altria Group, Inc.	20,395	1,338,932
Reynolds American, Inc.	2,255	184,797
		1,523,729
Energy 8.5%
Energy Equipment & Services 1.1%
Baker Hughes, Inc.	7,800	368,784
Halliburton Co.	1,800	79,146
Nabors Industries Ltd.*	4,400	252,560
Noble Corp.*	5,800	331,006
Transocean, Inc.*	3,500	169,680
		1,201,176
Oil & Gas 7.4%
Amerada Hess Corp.	1,600	160,640
Anadarko Petroleum Corp.	5,341	410,509
Apache Corp.	6,186	388,976
Ashland, Inc.	3,800	248,102
ChevronTexaco Corp.	23,820	1,478,746
ConocoPhillips	6,705	743,517
Devon Energy Corp.	9,942	465,186
EOG Resources, Inc.	200	18,224
ExxonMobil Corp.	61,805	3,912,875
Kerr-McGee Corp.	4,629	359,488
Occidental Petroleum Corp.	100	7,027
		8,193,290
Financials 19.6%
Banks 6.4%
Bank of America Corp.	42,482	1,981,785
BB&T Corp.	6,097	238,698
Comerica, Inc.	500	28,540
Compass Bancshares, Inc.	1,100	49,951
Golden West Financial Corp.	3,710	229,612
KeyCorp.	4,447	146,751
M&T Bank Corp.	3,200	316,832
Marshall & Ilsley Corp.	2,600	105,274
National City Corp.	7,957	284,622
PNC Financial Services Group	6,500	342,160
Regions Financial Corp.	1,843	59,455
SunTrust Banks, Inc.	6,273	454,416
US Bancorp.	15,769	469,128
Wachovia Corp.	11,510	610,145
Washington Mutual, Inc.	11,229	471,169
Wells Fargo & Co.	19,091	1,133,624
Zions Bancorp.	2,984	197,242
		7,119,404
Capital Markets 1.7%
Bear Stearns Companies, Inc.	1,400	139,300
Franklin Resources, Inc.	1,200	84,228
Janus Capital Group, Inc.	7,500	105,225
Lehman Brothers Holdings, Inc.	5,100	465,018
Merrill Lynch & Co., Inc.	5,400	316,332
Morgan Stanley	800	45,176
The Goldman Sachs Group, Inc.	6,700	728,960
		1,884,239
Consumer Finance 1.2%
American Express Co.	8,080	437,532
Capital One Financial Corp.	4,900	375,732
MBNA Corp.	4,400	111,628
SLM Corp.	7,435	362,828
		1,287,720
Diversified Financial Services 5.2%
CIT Group, Inc.	7,100	286,485
Citigroup, Inc.	47,253	2,254,913
Countrywide Financial Corp.	11,700	406,575
Fannie Mae	12,209	713,738
Freddie Mac	9,531	590,922
JPMorgan Chase & Co.	20,039	732,426
MGIC Investment Corp.	3,950	247,823
Moody's Corp.	4,000	335,640
Principal Financial Group, Inc.	3,468	135,321
		5,703,843
Insurance 4.3%
ACE Ltd.	1,400	62,244
AFLAC, Inc.	4,750	182,067
Allstate Corp.	6,957	373,452
Ambac Financial Group, Inc.	400	31,112
American International Group, Inc.	25,533	1,705,604
Aon Corp.	3,000	73,530
Chubb Corp.	1,100	87,021
Cincinnati Financial Corp.	400	17,892
Hartford Financial Services Group, Inc.	3,600	259,020
Jefferson-Pilot Corp.	200	9,792
Lincoln National Corp.	2,900	135,865
Loews Corp.	2,500	178,200
Marsh & McLennan Companies, Inc.	4,900	159,985
MBIA, Inc.	1,300	76,180
MetLife, Inc.	8,420	345,557
Progressive Corp.	1,329	115,756
Prudential Financial, Inc.	6,007	342,399
Safeco Corp.	2,300	109,687
The St. Paul Travelers Companies, Inc.	4,900	187,768
Torchmark Corp.	100	5,211
UnumProvident Corp.	6,600	111,672
XL Capital Ltd. "A"	2,000	150,000
		4,720,014
Real Estate 0.8%
Apartment Investment & Management Co. "A" (REIT)	6,600	252,516
Archstone-Smith Trust (REIT)	1,900	64,277
Equity Office Properties Trust (REIT)	2,173	65,560
Plum Creek Timber Co., Inc. (REIT)	6,600	247,830
Simon Property Group, Inc. (REIT)	5,100	315,996
		946,179
Health Care 12.6%
Biotechnology 1.1%
Amgen, Inc.*	15,488	954,216
Applera Corp. — Applied Biosystems Group	12,100	248,534
		1,202,750
Health Care Equipment & Supplies 1.9%
Baxter International, Inc.	1,200	42,792
Becton, Dickinson & Co.	600	35,922
C.R. Bard, Inc.	4,284	284,886
Fisher Scientific International, Inc.*	1,000	60,650
Guidant Corp.	6,000	440,340
Hospira, Inc.*	6,940	205,424
Medtronic, Inc.	7,596	395,903
Waters Corp.*	3,894	190,222
Zimmer Holdings, Inc.*	4,932	423,659
		2,079,798
Health Care Providers & Services 2.9%
Aetna, Inc.	3,071	448,427
Cardinal Health, Inc.	8,151	477,241
Caremark Rx, Inc.*	6,500	248,820
HCA, Inc.	900	42,489
McKesson Corp.	3,300	123,222
Medco Health Solutions, Inc.*	1,913	84,975
Quest Diagnostics, Inc.	2,500	248,500
UnitedHealth Group, Inc.	8,862	807,860
WellPoint, Inc.*	5,958	727,234
		3,208,768
Pharmaceuticals 6.7%
Abbott Laboratories	19,104	878,593
Bristol-Myers Squibb Co.	10,011	250,576
Eli Lilly & Co.	7,044	394,464
Johnson & Johnson	30,837	2,022,907
King Pharmaceuticals, Inc.*	17,900	170,945
Merck & Co., Inc.	21,050	667,285
Mylan Laboratories, Inc. (d)	10,500	184,800
Pfizer, Inc.	67,466	1,773,681
Schering-Plough Corp.	3,619	68,580
Watson Pharmaceuticals, Inc.*	8,400	266,616
Wyeth	17,900	730,678
		7,409,125
Industrials 13.0%
Aerospace & Defense 2.2%
Boeing Co.	10,075	553,823
General Dynamics Corp.	4,000	421,400
Honeywell International, Inc.	5,100	193,647
L-3 Communications Holdings, Inc.	1,000	72,100
Lockheed Martin Corp.	700	41,454
Northrop Grumman Corp.	6,900	365,010
Rockwell Collins, Inc.	1,447	66,634
United Technologies Corp.	7,002	699,360
		2,413,428
Air Freight & Logistics 1.3%
FedEx Corp.	3,352	327,759
Ryder System, Inc.	4,400	186,824
United Parcel Service, Inc. "B"	12,313	954,134
		1,468,717
Airlines 0.0%
Delta Air Lines, Inc.* (d)	9,600	44,544
Building Products 0.4%
American Standard Companies, Inc.*	6,817	312,219
Masco Corp.	2,200	74,184
		386,403
Commercial Services & Supplies 1.1%
Apollo Group, Inc. "A"*	4,600	338,744
Avery Dennison Corp.	2,200	133,540
Equifax, Inc.	8,700	264,393
H&R Block, Inc.	3,352	178,662
Pitney Bowes, Inc.	6,600	302,676
		1,218,015
Construction & Engineering 0.1%
Fluor Corp.	2,392	150,098
Electrical Equipment 1.2%
American Power Conversion Corp.	11,700	257,634
Cooper Industries, Ltd. "A"	4,076	282,752
Emerson Electric Co.	7,023	465,766
Rockwell Automation, Inc.	4,849	301,365
		1,307,517
Industrial Conglomerates 4.4%
3M Co.	9,984	838,057
General Electric Co.	95,758	3,370,681
Textron, Inc.	2,900	224,315
Tyco International Ltd.	13,400	448,632
		4,881,685
Machinery 1.8%
Caterpillar, Inc.	5,200	494,260
Danaher Corp.	5,800	314,186
Deere & Co.	5,300	376,883
Eaton Corp.	3,384	236,034
Illinois Tool Works, Inc.	2,600	233,350
Ingersoll-Rand Co. "A"	2,100	176,925
ITT Industries, Inc.	1,716	150,922
		1,982,560
Road & Rail 0.5%
CSX Corp.	7,600	313,956
Union Pacific Corp.	3,371	213,890
		527,846
Information Technology 15.1%
Communications Equipment 1.5%
Cisco Systems, Inc.*	55,744	971,061
Corning, Inc.*	500	5,735
Motorola, Inc.	16,700	261,522
QUALCOMM, Inc.	10,092	364,422
		1,602,740
Computers & Peripherals 4.7%
Apple Computer, Inc.*	14,800	663,928
Dell, Inc.*	25,929	1,039,493
Gateway, Inc.*	38,900	182,830
Hewlett-Packard Co.	38,955	810,264
International Business Machines Corp.	18,138	1,679,216
Lexmark International, Inc. "A"*	3,668	293,917
NCR Corp.*	7,400	288,526
QLogic Corp.*	6,800	273,972
		5,232,146
Electronic Equipment & Instruments 0.2%
Tektronix, Inc.	7,100	205,332
Internet Software & Services 0.5%
Yahoo!, Inc.*	18,500	596,995
IT Consulting & Services 1.5%
Affiliated Computer Services, Inc. "A"*	4,700	242,990
Automatic Data Processing, Inc.	9,300	399,528
Computer Sciences Corp.*	5,700	263,511
Electronic Data Systems Corp.	14,000	298,200
First Data Corp.	3,800	155,876
SunGard Data Systems, Inc.*	5,700	148,827
Unisys Corp.*	15,800	121,344
		1,630,276
Office Electronics 0.3%
Xerox Corp.*	20,900	326,040
Semiconductors & Semiconductor Equipment 2.0%
Advanced Micro Devices, Inc.*	12,900	225,105
Applied Materials, Inc.*	3,300	57,750
Freescale Semiconductor, Inc. "B"*	3,832	73,498
Intel Corp.	51,464	1,234,106
NVIDIA Corp.*	12,600	365,274
Texas Instruments, Inc.	7,300	193,231
		2,148,964
Software 4.4%
Adobe Systems, Inc.	5,800	358,150
Autodesk, Inc.	3,400	101,048
BMC Software, Inc.*	13,900	207,805
Computer Associates International, Inc.	9,200	249,228
Intuit, Inc.*	6,600	282,480
Microsoft Corp.	110,916	2,792,865
Oracle Corp.*	33,890	437,520
Symantec Corp.*	12,800	281,728
VERITAS Software Corp.*	6,700	162,274
		4,873,098
Materials 2.4%
Chemicals 1.5%
Air Products & Chemicals, Inc.	4,300	269,266
Dow Chemical Co.	11,910	656,836
E.I. du Pont de Nemours & Co.	5,000	266,500
Ecolab, Inc.	1,242	39,384
Hercules, Inc.*	400	5,736
Monsanto Co.	7,199	423,157
		1,660,879
Containers & Packaging 0.2%
Bemis Co., Inc.	6,300	187,992
Metals & Mining 0.7%
Newmont Mining Corp.	6,000	270,120
Nucor Corp.	2,600	162,084
Phelps Dodge Corp.	3,200	340,640
		772,844
Paper & Forest Products 0.0%
Neenah Paper, Inc.*	10	352
Weyerhaeuser Co.	1,100	73,623
		73,975
Telecommunication Services 3.4%
Diversified Telecommunication Services 3.3%
ALLTEL Corp.	6,500	371,800
AT&T Corp.	18,800	365,284
BellSouth Corp.	21,009	542,032
Citizens Communications Co.	10,700	142,738
SBC Communications, Inc.	36,723	883,188
Sprint Corp.	8,225	194,768
Verizon Communications, Inc.	31,331	1,126,976
		3,626,786
Wireless Telecommunication Services 0.1%
Nextel Communications, Inc. "A"*	3,200	94,176
Utilities 2.7%
Electric Utilities 2.2%
Ameren Corp.	1,863	95,889
American Electric Power Co.	7,292	243,553
Consolidated Edison, Inc.	5,700	243,675
Entergy Corp.	800	55,296
Exelon Corp.	10,884	493,698
FirstEnergy Corp.	6,071	250,368
PG&E Corp.*	5,323	187,263
PPL Corp.	2,584	140,931
Southern Co.	11,578	371,885
TXU Corp.	3,900	297,375
		2,379,933
Gas Utilities 0.1%
KeySpan Corp.	1,800	71,190
Multi-Utilities 0.4%
CMS Energy Corp.*	500	6,070
Constellation Energy Group, Inc.	3,105	159,814
Dominion Resources, Inc.	100	7,203
Duke Energy Corp.	7,100	191,629
Public Service Enterprise Group, Inc.	2,481	135,339
		500,055
Total Common Stocks (Cost $86,860,245)		108,043,577
	Principal Amount ($)	Value ($)

US Government Backed 0.3%
US Treasury Bills, 2.182%**, 3/24/2005 (f) (Cost $359,508)	360,000	359,508
	Shares	Value ($)

Securities Lending Collateral 0.2%
Daily Assets Fund Institutional, 2.57% (c) (e) (Cost $205,620)	205,620	205,620

Cash Equivalents 1.0%
Scudder Cash Management QP Trust, 2.49% (b) (Cost $1,147,474)	1,147,474	1,147,474
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $88,572,847) (a)	99.4	109,756,179
Other Assets and Liabilities, Net	0.6	661,158
Net Assets	100.0	110,417,337

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $91,014,371. At February 28, 2005, net unrealized appreciation for all securities based on tax cost was $18,741,808. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $21,073,862 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,332,054.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The Rate shown is the annualized seven-day yield at period end.

(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at February 28, 2005 amounted to $205,344, which is 0.2% of net assets.

(e) Represents collateral held in connection with securities lending.

(f) At February 28, 2005, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

At February 28, 2005, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P Mini 500 Index	3/18/2005	26	1,550,349	1,565,200	14,851

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2005
Assets
Investments: Investments in securities, at value (cost $87,219,753) — including $205,344 of securities loaned	$ 108,403,085
Investment in Daily Assets Fund Institutional (cost $205,620)*	205,620
Investment in Scudder Cash Management QP Trust (cost $1,147,474)	1,147,474
Total investments in securities, at value (cost $88,572,847)	109,756,179
Cash	10,000
Receivable for investments sold	653,082
Dividends receivable	198,710
Interest receivable	2,824
Receivable for Fund shares sold	1,377,920
Other assets	17,465
Total assets	112,016,180
Liabilities
Payable upon return of securities loaned	205,620
Payable for investments purchased	653,644
Payable for Fund shares redeemed	504,924
Payable for daily variation margin on open futures contracts	11,076
Accrued management fee	43,780
Other accrued expenses and payables	179,799
Total liabilities	1,598,843
Net assets, at value	$ 110,417,337
Net Assets
Net assets consist of: Undistributed net investment income	62,635
Net unrealized appreciation (depreciation) on: Investments	21,183,332
Futures	14,851
Accumulated net realized gain (loss)	(11,651,959)
Paid-in capital	100,808,478
Net assets, at value	$ 110,417,337

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 28, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($36,731,859 ÷ 3,050,023 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.04
Maximum offering price per share (100 ÷ 94.25 of $12.04)	$ 12.77

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($15,068,229 ÷ 1,267,217 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 11.89

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($12,548,763 ÷ 1,053,182 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares shares authorized)

$ 11.92
Class R Net Asset Value, offering and redemption price(a) per share ($1,934,503 ÷ 161,974 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.94
Class AARP Net Asset Value, offering and redemption price(a) per share ($6,207,400 ÷ 519,601 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.95
Class S Net Asset Value, offering and redemption price(a) per share ($37,926,583 ÷ 3,176,518 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.94

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended February 28, 2005
Investment Income
Income: Dividends	$ 2,039,649
Interest — Scudder Cash Management QP Trust	21,918
Interest	4,557
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	1,779
Total Income	2,067,903
Expenses: Management fee	502,818
Services to shareholders	266,390
Custodian and accounting fees	86,549
Distribution service fees	339,720
Auditing	58,117
Legal	8,855
Trustees' fees and expenses	5,000
Reports to shareholders	43,480
Registration fees	15,065
Administrative fee	23,004
Other	3,038
Total expenses, before expense reductions	1,352,036
Expense reductions	(33,846)
Total expenses, after expense reductions	1,318,190
Net investment income	749,713
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	3,416,123
Futures	10,217
3,426,340
Net unrealized appreciation (depreciation) during the period on: Investments	2,786,840
Futures	(66,118)
2,720,722
Net gain (loss) on investment transactions	6,147,062
Net increase (decrease) in net assets resulting from operations	$ 6,896,775

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Year Ended February 28, 2005	Year Ended February 29, 2004
Operations: Net investment income (loss)	$ 749,713	$ 528,227
Net realized gain (loss) on investment transactions	3,426,340	1,528,776
Net unrealized appreciation (depreciation) on investment transactions during the period	2,720,722	20,917,571
Net increase (decrease) in net assets resulting from operations	6,896,775	22,974,574
Distributions to shareholders from: Net investment income: Class A	(223,034)	(141,158)
Class B	(44,999)	(24,973)
Class C	(37,194)	(12,324)
Class R	(10,443)	(56)
Class AARP	(54,200)	(44,956)
Class S	(337,137)	(334,313)
Fund share transactions: Proceeds from shares sold	40,635,648	62,530,841
Reinvestment of distributions	672,931	542,406
Cost of shares redeemed	(40,284,696)	(32,270,154)
Redemption fees	95	—
Net increase (decrease) in net assets from Fund share transactions	1,023,978	30,803,093
Increase (decrease) in net assets	7,213,746	53,219,887
Net assets at beginning of period	103,203,591	49,983,704
Net assets at end of period (including undistributed net investment income of $62,635 and $39,468, respectively)	$ 110,417,337	$ 103,203,591

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended February 28,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.30	$ 8.38	$ 11.04	$ 12.15
Income (loss) from investment operations: Net investment income (loss)[b]	.09	.07	.07	.03
Net realized and unrealized gain (loss) on investment transactions	.73	2.92	(2.68)	(1.10)
Total from investment operations	.82	2.99	(2.61)	(1.07)
Less distributions from: Net investment income	(.08)	(.07)	(.05)	(.04)
Redemption fees	.00***	—	—	—
Net asset value, end of period	$ 12.04	$ 11.30	$ 8.38	$ 11.04
Total Return (%)[c]	7.28[d]	35.70	(23.65)	(8.84)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	27	7	3
Ratio of expenses before expense reductions (%)	1.27	1.04	1.01	1.05*
Ratio of expenses after expense reductions (%)	1.22	1.04	1.01	1.05*
Ratio of net investment income (loss) (%)	.84	.73	.77	.49*
Portfolio turnover rate (%)	64	65	171	67

[a] For the period from July 2, 2001 (commencement of operations of Class A shares) to February 28, 2002.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended February 28,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.20	$ 8.33	$ 11.02	$ 12.15
Income (loss) from investment operations: Net investment income (loss)[b]	.01	(.01)	(.01)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.71	2.90	(2.66)	(1.11)
Total from investment operations	.72	2.89	(2.67)	(1.13)
Less distributions from: Net investment income	(.03)	(.02)	(.02)	—
Redemption fees	.00***	—	—	—
Net asset value, end of period	$ 11.89	$ 11.20	$ 8.33	$ 11.02
Total Return (%)[c]	6.47[d]	34.64	(24.28)	(9.30)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	19	7	7
Ratio of expenses before expense reductions (%)	2.00	1.84	1.82	1.85*
Ratio of expenses after expense reductions (%)	1.99	1.84	1.82	1.85*
Ratio of net investment income (loss) (%)	.07	(.07)	(.04)	(.31)*
Portfolio turnover rate (%)	64	65	171	67

[a] For the period from July 2, 2001 (commencement of operations of Class B shares) to February 28, 2002.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended February 28,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.21	$ 8.34	$ 11.03	$ 12.15
Income (loss) from investment operations: Net investment income (loss)[b]	.01	(.01)	(.00)***	(.02)
Net realized and unrealized gain (loss) on investment transactions	.73	2.90	(2.67)	(1.10)
Total from investment operations	.74	2.89	(2.67)	(1.12)
Less distributions from: Net investment income	(.03)	(.02)	(.02)	—
Redemption fees	.00***	—	—	—
Net asset value, end of period	$ 11.92	$ 11.21	$ 8.34	$ 11.03
Total Return (%)[c]	6.64	34.62	(24.25)	(9.22)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	11	3	1
Ratio of expenses (%)	1.94	1.81	1.79	1.83*
Ratio of net investment income (loss) (%)	.12	(.04)	(.01)	(.29)*
Portfolio turnover rate (%)	64	65	171	67

[a] For the period from July 2, 2001 (commencement of operations of Class C shares) to February 28, 2002.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class R
Years Ended February 28,	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.22	$ 10.47
Income (loss) from investment operations: Net investment income (loss)[b]	.07	.04
Net realized and unrealized gain (loss) on investment transactions	.72	.74
Total from investment operations	.79	.78
Less distributions from: Net investment income	(.07)	(.03)
Redemption fees	.00***	—
Net asset value, end of period	$ 11.94	$ 11.22
Total Return (%)	7.09[c]	7.49**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	1
Ratio of expenses before expense reductions (%)	1.52	1.02*
Ratio of expenses after expense reductions (%)	1.46	1.02*
Ratio of net investment income (loss) (%)	.60	1.09*
Portfolio turnover rate (%)	64	65

[a] For the period from November 3, 2003 (commencement of operations of Class R shares) to February 29, 2004.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP
Years Ended February 28,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.20	$ 8.31	$ 10.95	$ 12.03	$ 13.59
Income (loss) from investment operations: Net investment income (loss)[b]	.12	.10	.10	.08	.08
Net realized and unrealized gain (loss) on investment transactions	.74	2.88	(2.66)	(1.10)	(1.60)
Total from investment operations	.86	2.98	(2.56)	(1.02)	(1.52)
Less distributions from: Net investment income	(.11)	(.09)	(.08)	(.06)	(.04)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 11.95	$ 11.20	$ 8.31	$ 10.95	$ 12.03
Total Return (%)	7.65	35.97	(23.45)	(8.47)[c]	(11.23)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	6	3	3	1
Ratio of expenses before expense reductions (%)	.96	.77	.77	.77	.77*
Ratio of expenses after expense reductions (%)	.96	.77	.77	.76	.75*
Ratio of net investment income (loss) (%)	1.10	1.00	1.01	.62	.63*
Portfolio turnover rate (%)	64	65	171	67	95

[a] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to February 28, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
Years Ended February 28,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 11.20	$ 8.30	$ 10.94	$ 12.03	$ 12.63
Income (loss) from investment operations: Net investment income (loss)[a]	.12	.10	.10	.07	.06
Net realized and unrealized gain (loss) on investment transactions	.73	2.89	(2.66)	(1.10)	(.61)
Total from investment operations	.85	2.99	(2.56)	(1.03)	(.55)
Less distributions from: Net investment income	(.11)	(.09)	(.08)	(.06)	(.05)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 11.94	$ 11.20	$ 8.30	$ 10.94	$ 12.03
Total Return (%)	7.56[b]	35.97	(23.38)	(8.55)[b]	(4.41)[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	38	39	30	39	36
Ratio of expenses before expense reductions (%)	1.01	.77	.77	.77	1.22[c]
Ratio of expenses after expense reductions (%)	.98	.77	.77	.76	.76[c]
Ratio of net investment income (loss) (%)	1.08	1.00	1.01	.62	.46
Portfolio turnover rate (%)	64	65	171	67	95

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization in fiscal 2000 before and after expense reductions were 1.20% and .75%, respectively.

* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Select 500 Fund (the "Fund") is a diversified series of Value Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Shares of Class AARP are designed for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.) Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

During the year ended February 28, 2005, the Fund utilized approximately $3,268,000 of its capital loss carryforward. At February 28, 2005, the Fund had a net tax basis capital loss carryforward of approximately $9,200,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until February 28, 2011 ($8,900,000) and February 29, 2012 ($300,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund is distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. An additional distribution may be made to the extent necessary to avoid payment of a four percent excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and investments in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At February 28, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 62,635
Undistributed net long-term capital gains	—
Capital loss carryforwards	(9,200,000)
Net unrealized appreciation (depreciation) on investments	18,741,808

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Year Ended February 28, 2005	Year Ended February 29, 2004
Distributions from ordinary income*	$ 707,007	$ 557,780

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended February 28, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $63,473,006 and $63,359,187, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.50% of the first $500,000,000 of the Fund's average daily net assets, 0.475% of the next $500,000,000 of such net assets and 0.45% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended February 28, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.50% of the Fund's average daily net assets. Northern Trust Investments, N.A. ("NTI") serves as subadvisor to the Portfolio and is paid by the Advisor for its services. NTI is responsible for the day to day management of the Portfolio.

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) such as transfer agent, custody, legal and audit, in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.275%, 0.325%, 0.300%, 0.250% and 0.250% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated March 31, 2004 and effective April 1, 2004, the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

For the period March 1, 2004 through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated
Class A	$ 5,938
Class B	4,945
Class C	2,713
Class AARP	1,289
Class S	8,119
$ 23,004

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive a portion of its Administrative Fee (through March 31, 2004), or all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of Class A, B, C, AARP and S shares at 1.00% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the operating expenses at 1.50%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and trustees and trustee counsel fees.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and R shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend-paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the period April 1, 2004 through February 28, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at February 28, 2005
Class A	$ 77,857	$ 15,081	$ 7,244
Class B	32,198	1,992	6,583
Class C	13,937	—	5,139
Class R	4,203	849	3,354
Class AARP	11,586	—	3,046
Class S	83,184	13,847	13,797
	$ 222,965	$ 31,769	$ 39,163

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through February 28, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $72,715, of which $13,340 is unpaid at February 28, 2005.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of Class B, C and R shares, respectively. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended February 28, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 28, 2005
Class B	$ 113,085	$ 8,763
Class C	83,654	7,169
Class R	3,869	617
	$ 200,608	$ 16,549

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended February 28, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 28, 2005	Effective Rate
Class A	$ 69,620	$ 6,456.23%
Class B	38,170	2,974.25%
Class C	27,653	2,391.25%
Class R	3,669	405.24%
	$ 139,112	$ 12,226

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended February 28, 2005 aggregated $20,983.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended February 28, 2005, the CDSC for Class B and C shares aggregated $37,568 and $2,986, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended February 28, 2005, SDI received none.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has agreed to reimburse the Fund in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $17 and $26, respectively.

D. Expense Reductions

For the year ended February 28, 2005, the Advisor agreed to reimburse the Fund $1,778, which represents a portion of the fee savings expected to be realized by the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended February 28, 2005, the Fund's custodian fees were reduced by $299 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended February 28, 2005		Year Ended February 29, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,895,218	$ 21,517,348	2,368,142	$ 23,314,758
Class B	597,084	6,628,375	1,892,166	18,291,527
Class C	431,376	4,813,984	794,240	8,084,289
Class R	92,717	1,043,565	115,275*	1,279,101*
Class AARP	129,457	1,456,741	368,695	3,695,080
Class S	462,619	5,175,635	803,299	7,866,086
		$ 40,635,648		$ 62,530,841
Shares issued to shareholders in reinvestment of distributions
Class A	18,326	$ 218,074	12,934	$ 138,119
Class B	3,452	40,625	2,137	22,846
Class C	1,902	22,419	1,160	12,324
Class R	884	10,443	5*	56*
Class AARP	4,508	52,937	4,219	44,225
Class S	27,991	328,433	31,104	324,836
		$ 672,931		$ 542,406
Shares redeemed
Class A	(1,212,352)	$ (13,521,262)	(868,709)	$ (8,871,092)
Class B	(1,057,779)	(11,536,441)	(1,017,800)	(10,198,852)
Class C	(334,509)	(3,727,710)	(245,105)	(2,356,587)
Class R	(42,924)	(473,990)	(3,983)*	(43,668)*
Class AARP	(175,703)	(1,965,376)	(167,385)	(1,675,590)
Class S	(808,842)	(9,059,917)	(902,042)	(9,124,365)
		$ (40,284,696)		$ (32,270,154)
Redemption fees
	—	$ 95	—	$ —
Net increase (decrease)
Class A	701,192	$ 8,214,160	1,512,367	$ 14,581,785
Class B	(457,243)	(4,867,441)	876,503	8,115,521
Class C	98,769	1,108,693	550,295	5,740,026
Class R	50,677	580,018	111,297*	1,235,489*
Class AARP	(41,738)_	(455,698)	205,529	2,063,715
Class S	(318,232)	(3,555,754)	(67,639)	(933,443)
		$ 1,023,978		$ 30,803,093

* For the period from November 3, 2003 (commencement of operations of Class R shares) to February 29, 2004.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Value Equity Trust and the Shareholders of Scudder Select 500 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of Scudder Select 500 Fund (the "Fund") at February 28, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts April 25, 2005	PricewaterhouseCoopers LLP
Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended February 28, 2005 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $2,100,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of January 31, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Fund may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	46
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	46
Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	46
Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	46
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	46
Jean C. Tempel (1943) Trustee, 1994-present

Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee

		46
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	46
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[3] (1960) President and Chief Executive Officer, 2004-present

Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Paul H. Schubert[3] (1963) Chief Financial Officer, 2004-present

Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

Charles A. Rizzo (1957) Treasurer, 2002-present

Managing Director, Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

Lisa Hertz[3] (1970) Assistant Secretary, 2003-present	Vice President, Deutsche Asset Management
Daniel O. Hirsch[4] (1954) Assistant Secretary, 2002-present

Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management
Kevin M. Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management
Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management
Philip Gallo[3] (1962) Chief Compliance Officer, 2004-present	Managing Director, Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Address: 345 Park Avenue, New York, New York 10154

4 Address: One South Street, Baltimore, Maryland 21202

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	OUTDX	OUTBX	OUTCX
CUSIP Number	920390-820	920390-812	920390-796
Fund Number	410	610	710

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	OUTRX
CUSIP Number	920390-713
Fund Number	1514

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SSLFX	SSFFX
Fund Number	110	310

ITEM 2.         CODE OF ETHICS.

As of the end of the period, February 28, 2005, Value Equity Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its
Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Keith R. Fox, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Fox's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                             SCUDDER SELECT 500 FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"),  the Fund's  auditor,  billed to the Fund  during  the Fund's  last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit  Committee  approved in advance all audit services and non-audit  services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

------------ ------------- ----------------- --------------- -------------
Fiscal Year  Audit Fees     Audit-Related        Tax Fees        All Other
   Ended       Billed        Fees Billed        Billed to      Fees Billed
February 28,  to Fund          to Fund             Fund           to Fund
------------ ------------- ----------------- --------------- -------------
2005          $56,500            $225               $7,200           $0
------------ ------------- ----------------- --------------- -------------
2004          $56,500           $1,068              $6,900           $0
------------ ------------- ----------------- --------------- -------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows  the  amount  of  fees  billed  by PWC to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

------------ ------------------ ---------------------- -----------------
Fiscal Year     Audit-Related    Tax Fees Billed to           All
                Fees Billed to                         Other Fees Billed
                 Adviser and         Adviser and         to Adviser and
   Ended       Affiliated Fund     Affiliated Fund      Affiliated Fund
February 28,  Service Providers   Service Providers    Service Providers
------------ ------------------ ---------------------- -----------------
2005               $490,322              $0                    $0
------------ ------------------ ---------------------- -----------------
2004               $589,742              $0                    $0
------------ ------------------ ---------------------- -----------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

------------- -------------- --------------- ---------------- ------------------
                                 Total
                               Non-Audit
                              Fees billed
                               to Adviser
                             and Affiliated
                              Fund Service        Total
                                Providers     Non-Audit Fees
                              (engagements       billed to
                                 related         Adviser
                               directly to     and Affiliated
                              the operations   Fund Service
                  Total        and financial     Providers
              Non-Audit Fees    reporting        (all other
 Fiscal Year  Billed to Fund   of the Fund)      engagements)  Total of (A), (B)
   Ended
February 28,        (A)            (B)                (C)            and (C)
------------- -------------- --------------- ---------------- ------------------
2005              $7,200            $0             $202,194         $209,394
------------- -------------- --------------- ---------------- ------------------
2004              $6,900            $0            $2,868,001       $2,874,901
------------- -------------- --------------- ---------------- ------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
DeIM and other related  entities that provide  support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Select 500 Fund

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               May 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Select 500 Fund

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               May 2, 2005

By:                                 /s/Paul Schubert
                                    ----------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               May 2, 2005